UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-7044

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	6/30/12

1

FORM N-CSR

Item 1.      Reports to Stockholders.

2

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
18	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

The Dreyfus Socially Responsible
Growth Fund, Inc.

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for The Dreyfus Socially Responsible Growth Fund, Inc., covering the six-month period from January 1, 2012, through June 30, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Economic optimism helped drive stock prices higher in early 2012 when investors responded positively to improving U.S. employment trends and measures by European policymakers to address the region’s sovereign debt crisis. However, political developments later raised doubts about some of Europe’s proposed solutions, and U.S. economic data weakened in the spring. Consequently, U.S. stocks gave back their previous gains, and most major market indices ended the first half of the year close to where they began.

Despite the recent downturn in market sentiment, we believe the U.S. and global economies are likely to remain on mildly upward trajectories. In our judgment, current sluggishness is at least partly due to the lagging effects of tighter monetary policies in some areas of the world, and we expect stronger growth when a shift to more accommodative policies begins to have an impact on global economic activity. In addition, the adjustment among U.S. exporters to weaker European demand and slower economic growth in certain emerging markets should be largely completed later this year, setting the stage for better business conditions in 2013.

As always, we encourage you to discuss our observations with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 16, 2012

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2012, through June 30, 2012, as provided by Jocelin Reed,Warren Chiang, C.Wesley Boggs and Ronald Gala, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended June 30, 2012,The Dreyfus Socially Responsible Growth Fund’s Initial shares produced a total return of 8.27%, and the fund’s Service shares returned 8.15%.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced a total return of 9.48% for the same period.2

Mixed economic data fueled heightened market volatility as gains over the first quarter of 2012 were partly offset by declines during the second quarter.The fund produced lower returns than its benchmark, chiefly due to shortfalls in the consumer discretionary and information technology sectors.

The Fund’s Investment Approach

The fund seeks capital growth, with current income as a secondary objective.To pursue these goals, the fund invests at least 80% of its assets in the common stocks of companies that, in our opinion, meet traditional investment standards while simultaneously conducting their businesses in a manner that contributes to the enhancement of the quality of life in America. In selecting stocks, we use quantitative research to identify and rank stocks within an industry or sector. Next, using fundamental analysis, we designate the most attractive of the higher ranked securities as potential purchase candidates. We then evaluate whether each company meets the fund’s socially responsible investment criteria in order to determine whether the company is eligible for purchase or retention by the fund.With respect to those eligible securities, we then select investments that we consider to be the most attractive based on financial considerations.

The fund normally focuses on large-cap growth stocks; however, the fund also may invest in value-oriented stocks, midcap stocks and small-cap stocks.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Macroeconomic Developments Fueled Market Volatility

The first quarter of 2012 began with a strong rally among U.S. stocks amid employment gains and other encouraging domestic economic news. In addition, a quantitative easing program in Europe appeared to forestall a more severe banking crisis in the region, and monetary policy-makers in China seemed to have engineered a “soft landing” and lower inflation in a major engine of global growth. Consequently, investors grew more tolerant of risks, and they turned their focus to companies expected to benefit from better business conditions worldwide.

However, these positive influences were called into question in the second quarter, when the U.S. labor market’s rebound slowed as the public sector shed jobs and employment gains in the private sector proved more anemic than expected. Meanwhile, proposed austerity programs to relieve fiscal pressures in Europe encountered political resistance.These headwinds caused the S&P 500 Index to fall over the second quarter of the year, partly offsetting earlier gains.

Security Selection Strategy Produced Mixed Results

In this challenging market environment, the fund suffered disappointments in the consumer discretionary sector.Although the sector fared relatively well for the benchmark, the fund’s security selections dampened relative performance. Electronics retailer Best Buy reported weak quarterly earnings due to slower sales of entertainment products and sluggish demand in China. Office supplies seller Staples was hurt by falling paper sales and management turnover. Apparel chain Kohl’s encountered inventory management issues and greater competitive pressures.

In the information technology sector, underweighted exposure to electronics innovatorApple dampened relative results, as did overweighted positions in hardware manufacturers Dell and Hewlett-Packard, which saw personal computer sales eroded by mobile devices. In the industrials sector, heavy equipment maker Caterpillar was hurt by the global economic slowdown, especially in the emerging markets. Finally, underweighted exposure to the financials sector prevented the fund from participating more fully in a rebound among large, diversified financial institutions.

The fund achieved better results in the consumer staples sector, where organic grocer Whole Foods Market benefited from more robust spending by a relatively affluent customer base. In the health care sector, the fund scored success through an emphasis on biotechnology firms, such as Biogen Idec and Gilead Sciences, which was sold during the reporting period, and relatively light positions in traditional pharmaceutical developers.

Social Responsibility: Serving a Diverse Population

We take seriously our mandate to invest in socially responsible companies. One example is cosmetics maker Estee Lauder Companies, which has a history of diversity in its workforce and promotes a line of products specifically formulated for women of color. Moreover, Estee Lauder is a leader in the development of organic and healthy beauty products.These ventures are not just good social policy; they are sound business decisions as the company makes inroads into the emerging markets and a growing population of middle class consumers.

A Growth-Oriented Investment Posture

Our bottom-up security selection process has found a number of growth-oriented opportunities but fewer of the value-oriented variety, particularly among financial companies. In addition, we have favored companies with a presence in emerging markets. In our judgment, these strategies position the fund for potential market gains while managing risks.

July 16, 2012

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund’s socially responsible investment criteria may limit the number of investment opportunities available to the fund, and as a result, at times, the fund may produce more modest gains than funds that are not subject to such special investment considerations.
The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund
directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in The Dreyfus Socially Responsible Growth Fund, Inc. from January 1, 2012 to June 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2012
	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.35	$5.74
Ending value (after expenses)	$1,082.70	$1,081.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2012
	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.22	$5.57
Ending value (after expenses)	$1,020.69	$1,019.34

† Expenses are equal to the fund’s annualized expense ratio of .84% for Initial Shares and 1.11% for Service Shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
June 30, 2012 (Unaudited)

Common Stocks—99.5%	Shares		Value ($)
Automobiles & Components—1.0%
Thor Industries	78,400		2,148,944
Banks—6.3%
Comerica	132,700		4,075,217
First Horizon National	170,520		1,474,998
KeyCorp	523,300		4,050,342
People’s United Financial	85,300		990,333
PNC Financial Services Group	26,350		1,610,249
Regions Financial	260,700		1,759,725
			13,960,864
Capital Goods—8.5%
3M	33,500		3,001,600
Caterpillar	19,900		1,689,709
Cummins	28,200		2,732,862
Donaldson	52,050		1,736,909
Fluor	21,600		1,065,744
General Electric	151,300		3,153,092
Parker Hannifin	27,700		2,129,576
United Technologies	43,875		3,313,879
			18,823,371
Commercial & Professional Services—.4%
Brink’s	39,850		923,723
Consumer Services—1.6%
Marriott International, Cl. A	87,400		3,426,080
Diversified Financials—5.2%
American Express	57,800		3,364,538
Discover Financial Services	90,300		3,122,574
NASDAQ OMX Group	73,500		1,666,245
Northern Trust	37,900		1,744,158
Waddell & Reed Financial, Cl. A	49,950		1,512,486
			11,410,001
Energy—8.9%
Apache	31,700		2,786,113
Denbury Resources	197,500	[a]	2,984,225
Devon Energy	47,450		2,751,626
EnCana	89,300		1,860,119

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Energy (continued)
Bristow Group	23,700	963,879
Hess	26,700	1,160,115
Nexen	140,425	2,371,778
Noble Energy	27,900	2,366,478
Pioneer Natural Resources	18,400	1,623,064
Venoco	76,823[a,b]	768,998
		19,636,395
Food & Staples Retailing—4.0%
Costco Wholesale	46,900	4,455,500
Kroger	49,100	1,138,629
Whole Foods Market	34,550	3,293,306
		8,887,435
Food, Beverage & Tobacco—4.2%
Bunge	18,800	1,179,512
Campbell Soup	101,200[b]	3,378,056
Coca-Cola Enterprises	48,000	1,345,920
ConAgra Foods	62,600	1,623,218
Hormel Foods	54,300	1,651,806
		9,178,512
Health Care Equipment & Services—3.2%
Becton Dickinson & Co.	14,475	1,082,006
DaVita	40,600[a]	3,987,326
Humana	24,900	1,928,256
		6,997,588
Household & Personal Products—2.9%
Clorox	15,500	1,123,130
Estee Lauder, Cl. A	69,500	3,761,340
Procter & Gamble	23,625	1,447,031
		6,331,501
Insurance—1.2%
Aflac	62,000	2,640,580
Materials—2.5%
Ball	58,200	2,389,110
Domtar	28,000	2,147,880

Common Stocks (continued)	Shares		Value ($)
Materials (continued)
Rockwood Holdings	23,100		1,024,485
			5,561,475
Media—1.2%
Discovery Communications, Cl. A	50,700	[a]	2,737,800
Pharmaceuticals & Biotechnology—11.0%
Agilent Technologies	61,000		2,393,640
Amgen	16,675		1,217,942
AstraZeneca, ADR	51,650		2,311,337
Biogen Idec	20,700	[a]	2,988,666
Bristol-Myers Squibb	152,200		5,471,590
Celgene	33,400	[a]	2,142,944
Life Technologies	78,300	[a]	3,522,717
Novartis, ADR	41,800		2,336,620
Waters	23,400	[a]	1,859,598
			24,245,054
Retailing—5.4%
Best Buy	132,200		2,770,912
Kohl’s	67,600		3,075,124
Nordstrom	48,900		2,429,841
O’Reilly Automotive	19,000	[a]	1,591,630
Staples	146,800		1,915,740
			11,783,247
Semiconductors & Equipment—2.5%
Advanced Micro Devices	353,700	[a]	2,026,701
Applied Materials	311,900		3,574,374
			5,601,075
Software & Services—11.8%
Accenture, Cl. A	19,600		1,177,764
BMC Software	25,500	[a]	1,088,340
CA	72,550		1,965,379
International Business Machines	29,575		5,784,279
Intuit	29,500		1,750,825
Microsoft	156,100		4,775,099
Oracle	120,075		3,566,228

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Software & Services (continued)
Symantec	137,750[a]	2,012,527
VistaPrint	75,800[a,b]	2,448,340
Western Union	87,625	1,475,605
		26,044,386
Technology Hardware & Equipment—10.1%
Apple	11,450[a]	6,686,800
Avnet	43,575[a]	1,344,724
Cisco Systems	204,375	3,509,119
Dell	246,600[a]	3,087,432
EMC	114,525[a]	2,935,276
Hewlett-Packard	101,600	2,043,176
Motorola Solutions	57,500	2,766,325
		22,372,852
Telecommunication Services—3.0%
Verizon Communications	150,500	6,688,220
Transportation—1.1%
United Parcel Service, Cl. B	29,400	2,315,544
Utilities—3.5%
Consolidated Edison	47,700	2,966,463
Pinnacle West Capital	47,100	2,436,954
Xcel Energy	82,700	2,349,507
		7,752,924
Total Common Stocks
(cost $198,448,698)		219,467,571

Other Investment—.6%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,287,114)	1,287,114[c]	1,287,114

Investment of Cash Collateral
for Securities Loaned—1.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $3,272,220)	3,272,220[c]	3,272,220
Total Investments (cost $203,008,032)	101.6%	224,026,905
Liabilities, Less Cash and Receivables	(1.6%)	(3,575,123)
Net Assets	100.0%	220,451,782

ADR—American Depository Receipts
a Non-income producing security.
b Security, or portion thereof, on loan.At June 30, 2012, the value of the fund’s securities on loan was $3,297,793 and the value of the collateral held by the fund was $3,272,220.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Software & Services	11.8	Telecommunication Services	3.0
Pharmaceuticals & Biotechnology	11.0	Household & Personal Products	2.9
Technology Hardware & Equipment	10.1	Semiconductors & Equipment	2.5
Capital Goods	8.5	Materials	2.5
Energy	8.9	Money Market Investments	2.1
Banks	6.3	Consumer Services	1.6
Retailing	5.4	Transportation	1.1
Diversified Financials	5.2	Insurance	1.2
Food, Beverage & Tobacco	4.2	Media	1.2
Food & Staples Retailing	4.0	Automobiles & Components	1.0
Utilities	3.5	Commercial & Professional Services	.4
Health Care Equipment & Services	3.2		101.6

† Based on net assets.
See notes to financial statements.

The Fund	11

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2012 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $3,297,793)—Note 1(b):
Unaffiliated issuers	198,448,698	219,467,571
Affiliated issuers	4,559,334	4,559,334
Cash		24,047
Dividends and securities lending income receivable		194,044
Prepaid expenses		6,064
		224,251,060
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		147,363
Liability for securities on loan—Note 1(b)		3,272,220
Payable for shares of Common Stock redeemed		302,538
Interest payable—Note 2		142
Accrued expenses		77,015
		3,799,278
Net Assets ($)		220,451,782
Composition of Net Assets ($):
Paid-in capital		201,985,477
Accumulated undistributed investment income—net		1,093,552
Accumulated net realized gain (loss) on investments		(3,646,120)
Accumulated net unrealized appreciation
(depreciation) on investments		21,018,873
Net Assets ($)		220,451,782

Net Asset Value Per Share
	Initial Shares	Service Shares
Net Assets ($)	214,041,635	6,410,147
Shares Outstanding	6,658,856	200,595
Net Asset Value Per Share ($)	32.14	31.96

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2012 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $15,810 foreign taxes withheld at source):
Unaffiliated issuers	1,995,371
Affiliated issuers	395
Income from securities lending—Note 1(b)	67,993
Total Income	2,063,759
Expenses:
Management fee—Note 3(a)	854,196
Professional fees	47,597
Prospectus and shareholders’ reports	29,512
Custodian fees—Note 3(c)	8,997
Distribution fees—Note 3(b)	8,236
Shareholder servicing costs—Note 3(c)	5,437
Directors’ fees and expenses—Note 3(d)	4,075
Loan commitment fees—Note 2	795
Interest expense—Note 2	142
Miscellaneous	7,040
Total Expenses	966,027
Less—reduction in fees due to earnings credits—Note 3(c)	(4)
Net Expenses	966,023
Investment Income—Net	1,097,736
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	7,276,602
Net unrealized appreciation (depreciation) on investments	9,306,353
Net Realized and Unrealized Gain (Loss) on Investments	16,582,955
Net Increase in Net Assets Resulting from Operations	17,680,691

See notes to financial statements.

The Fund	13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2012	Year Ended
	(Unaudited)	December 31, 2011
Operations ($):
Investment income—net	1,097,736	1,809,131
Net realized gain (loss) on investments	7,276,602	25,953,466
Net unrealized appreciation
(depreciation) on investments	9,306,353	(25,448,830)
Net Increase (Decrease) in Net Assets
Resulting from Operations	17,680,691	2,313,767
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(1,775,288)	(1,991,777)
Service Shares	(37,298)	(43,526)
Total Dividends	(1,812,586)	(2,035,303)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Initial Shares	5,920,013	11,511,549
Service Shares	640,850	769,413
Dividends reinvested:
Initial Shares	1,775,288	1,991,777
Service Shares	37,298	43,526
Cost of shares redeemed:
Initial Shares	(17,078,050)	(33,671,498)
Service Shares	(892,243)	(1,130,073)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(9,596,844)	(20,485,306)
Total Increase (Decrease) in Net Assets	6,271,261	(20,206,842)
Net Assets ($):
Beginning of Period	214,180,521	234,387,363
End of Period	220,451,782	214,180,521
Undistributed investment income—net	1,093,552	1,808,402

	Six Months Ended
	June 30, 2012	Year Ended
	(Unaudited)	December 31, 2011
Capital Share Transactions:
Initial Shares
Shares sold	180,154	379,277
Shares issued for dividends reinvested	51,894	64,396
Shares redeemed	(528,414)	(1,109,212)
Net Increase (Decrease) in Shares Outstanding	(296,366)	(665,539)
Service Shares
Shares sold	19,932	25,572
Shares issued for dividends reinvested	1,096	1,415
Shares redeemed	(28,055)	(37,964)
Net Increase (Decrease) in Shares Outstanding	(7,027)	(10,977)

See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2012			Year Ended December 31,
Initial Shares	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value,
beginning of period	29.91	29.90	26.26	19.86	30.50	28.45
Investment Operations:
Investment income—net[a]	.16	.24	.25	.21	.19	.17
Net realized and unrealized
gain (loss) on investments	2.33	.04	3.62	6.40	(10.64)	2.04
Total from Investment Operations	2.49	.28	3.87	6.61	(10.45)	2.21
Distributions:
Dividends from
investment income—net	(.26)	(.27)	(.23)	(.21)	(.19)	(.16)
Net asset value, end of period	32.14	29.91	29.90	26.26	19.86	30.50
Total Return (%)	8.27[b]	.90	14.82	33.75	(34.42)	7.78
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.84[c]	.85	.89	.89	.85	.82
Ratio of net expenses
to average net assets	.84[c]	.85	.89	.89	.85	.82
Ratio of net investment income
to average net assets	.97[c]	.80	.93	.97	.72	.58
Portfolio Turnover Rate	25.79[b]	67.88	32.75	34.00	31.74	22.71
Net Assets, end of period
($ x 1,000)	214,042	208,013	227,893	222,600	184,813	331,313

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
See notes to financial statements.

Six Months Ended
June 30, 2012			Year Ended December 31,
Service Shares	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value,
beginning of period	29.70	29.71	26.10	19.71	30.25	28.21
Investment Operations:
Investment income—net[a]	.11	.17	.18	.16	.12	.10
Net realized and unrealized
gain (loss) on investments	2.33	.02	3.60	6.37	(10.55)	2.02
Total from Investment Operations	2.44	.19	3.78	6.53	(10.43)	2.12
Distributions:
Dividends from
investment income—net	(.18)	(.20)	(.17)	(.14)	(.11)	(.08)
Net asset value, end of period	31.96	29.70	29.71	26.10	19.71	30.25
Total Return (%)	8.15[b]	.65	14.54	33.44	(34.58)	7.49
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.11[c]	1.10	1.14	1.14	1.10	1.07
Ratio of net expenses
to average net assets	1.11[c]	1.10	1.14	1.14	1.10	1.07
Ratio of net investment income
to average net assets	.71[c]	.55	.68	.72	.47	.33
Portfolio Turnover Rate	25.79[b]	67.88	32.75	34.00	31.74	22.71
Net Assets, end of period
($ x 1,000)	6,410	6,167	6,494	6,070	5,008	8,924

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
See notes to financial statements.

The Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

The Dreyfus Socially Responsible Growth Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective seeks to provide capital growth.The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.The fund is authorized to issue 300 million shares of $.001 par value Common Stock. The fund currently offers two classes of shares: Initial shares (150 million shares authorized) and Service shares (150 million shares authorized). Initial shares are subject to a shareholder services fee and Service shares are subject to a distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution plan, shareholder services plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	208,139,377	—	—	208,139,377
Equity Securities—
Foreign†	11,328,194	—	—	11,328,194
Mutual Funds	4,559,334	—	—	4,559,334
† See Statement of Investments for additional detailed categorizations.

For the period ended June 30, 2012, there were no transfers of exchange traded securities between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. At June 30, 2012, the value of the collateral was 99.2% of the market value of the securities on loan. The fund received additional collateral subsequent to period end which resulted in the market value of the collateral to be at least 100% of the market value of the securities on loan. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended June 30, 2012,The Bank of NewYork Mellon earned $29,140 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Other investment companies advised by Dreyfus are considered to be “affiliated” with the fund.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended June 30, 2012 were as follows:

Affiliated
Investment	Value				Value	Net
Company	12/31/2011	($)	Purchases ($)	Sales	($) 6/30/2012 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	1,532,244		9,167,347		9,412,477 1,287,114.6
Dreyfus
Institutional
Cash
Advantage
Fund	8,730,754		49,677,072		55,135,606 3,272,220	1.5
Total	10,262,998		58,844,419		64,548,083 4,559,334	2.1

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended December 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has an unused capital loss carryover of $9,706,774 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2011. If not applied, the carryover expires in fiscal year 2017.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2011was as follows: ordinary income $2,035,303. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended June 30, 2012, was approximately $24,200 with a related weighted average annualized interest rate of 1.18%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2012, Service shares were charged $8,236 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Initial shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the value of the Initial shares average daily net assets for certain allocated expenses with respect to servicing and/or maintaining Initial shares shareholder accounts.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency and cash management services for the fund. During the period ended June 30, 2012, the fund was charged $548 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2012, the fund was charged $8,997 pursuant to the custody agreement.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Prior to May 29, 2012, the fund compensated The Bank of NewYork Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended June 30, 2012, the fund was charged $89 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $4.

During the period ended June 30, 2012, the fund was charged $3,183 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $132,279, Shareholder Services Plan fees $6,000, Plan fees $1,276, custodian fees $4,185, Chief Compliance Officer fees $3,183 and transfer agency per account fees $440.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2012, amounted to $58,411,528 and $68,165,791, respectively.

At June 30, 2012, accumulated net unrealized appreciation on investments was $21,018,873, consisting of $32,032,686 gross unrealized appreciation and $11,013,813 gross unrealized depreciation.

At June 30, 2012, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTES

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and        Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

3

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus Socially Responsible Growth Fund, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	August 16, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	August 16, 2012

By: /s/ James Windels
James Windels, Treasurer
Date:	August 16, 2012

5

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)